Exhibit 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
This FIRST Amendment to Loan and Security Agreement (“Amendment”) is entered into as of November 12, 2012 by and among AK STEEL CORPORATION (“Borrower”), BANK OF AMERICA, N.A., as agent for the Lenders (“Agent”), and the Lenders party hereto.
Recitals
A.    The Borrower, the Lenders and the Agent are party to that certain Loan and Security Agreement, dated as of April 28, 2011, (as such agreement may be amended, restated, or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower as provided therein. Terms defined in the Loan Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Loan Agreement (as amended hereby).

B.     The Borrower has requested that the Agent and Lenders amend certain terms of the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrower by the Lenders, it hereby is agreed as follows:

ARTICLE 1
AMENDMENTS TO LOAN AGREEMENT

Section 1.1    Amendments.

(a)Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definitions contained therein to read in their entirety as follows:

“Distribution: any declaration or payment of a distribution, interest or dividend on any Equity Interest (other than payment-in-kind); any distribution, advance or repayment of Debt (other than with respect to the 2012 Convertible Notes) to a holder of Equity Interests; or any purchase, redemption, or other acquisition or retirement for value of any Equity Interest.”

“Equity Interests: the interest of any (a) shareholder in a corporation; (b) partner in a partnership (whether general, limited, limited liability or joint venture); (c) member in a limited liability company; or (d) other Person having any other form of equity security or ownership interest; provided, that Equity Interests shall not include the 2012 Convertible Notes.”

(b)Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
“2012 Convertible Notes: Borrower's exchangeable senior notes due 2019, in an aggregate principal amount not to exceed $172,500,000, issued pursuant to documentation in form and substance reasonably satisfactory to Agent (it being acknowledged by Agent that the terms set forth in the description of notes delivered to Agent on November 9, 2012 at 3:48 p.m., Chicago time, are satisfactory to Agent), and, prior to the initial issuance date of the 2012 Convertible Notes, no provision of such documentation shall be waived, amended, supplemented or otherwise modified in any respect that is materially adverse to the rights and interest of Agent or the Lenders.”
“2012 Senior Secured Notes: Borrower's secured senior notes due 2018, in an aggregate principal amount not to exceed $350,000,000, issued pursuant to documentation in form and substance reasonably satisfactory to Agent (it being acknowledged by Agent that the terms set forth in the description of notes delivered to Agent on November 11, 2012 at 6:42 p.m., Chicago time, are satisfactory to Agent), and, prior to the issuance date of the 2012 Senior Secured Notes, no provision of such documentation shall be waived, amended, supplemented or otherwise modified in any respect that is materially adverse to the rights and interest of Agent or the Lenders.”

(c)Section 10.2.1 of the Loan Agreement is hereby amended by (i) deleting the reference to “(v)” contained therein and replacing the same with “(x)” and (ii) inserting the following clauses (v) and (w) in-between clause (u) and clause (x) in such Section:
“(v)    the 2012 Convertible Notes;
(w)    the 2012 Senior Secured Notes; and”

(d)Section 10.2.2 of the Loan Agreement is hereby amended by (i) deleting the reference to “(t)” contained therein and replacing the same with “(u)” and (ii) adding the following clause (t) in-between clause (s) and clause (u) in such Section:

“(t)    Liens (other than Liens on Collateral) securing the 2012 Senior Secured Notes so long as any such Liens shall be subject to an access agreement, in form and substance reasonably acceptable to Agent, which such access agreement shall be entered into on or prior to the issuance date of the 2012 Senior Secured Notes.”

(e)Section 10.2.14 of the Loan Agreement is hereby amended by deleting the word “and” immediately preceding the “(e)” contained therein and inserting “; and (f) Restrictive Agreements relating to the 2012 Senior Secured Notes so long as such restrictions either (i) apply only to the collateral for the 2012 Senior Secured Notes or (ii) are no more restrictive (in any material respect) than the restrictions contained in this Agreement (it being agreed such Restrictive Agreements may restrict the granting of Liens on the Collateral that are subordinated or junior to the Lien on the Collateral securing the Obligations)” after clause (e) thereof.

ARTICLE 2

MISCELLANEOUS

Section 2.1    Conditions to Effectiveness. This Amendment shall become effective upon being duly executed and delivered by the Agent, Borrower and Lenders.

Section 2.2    Representations, Warranties, and Covenants of Borrower. The Borrower hereby represents and warrants that as of the date of this Amendment and after giving effect hereto (a) no event has occurred and is continuing which, after giving effect to this Amendment, constitutes a Default or an Event of Default, (b) the representations and warranties of the Borrower contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, are within Borrower's corporate powers and have been duly authorized by all necessary action, (d) this Amendment and the Loan Agreement, as amended by this Amendment, are legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, and (e) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, do not require the consent of any holders of Equity Interests of the Borrower (other than that which has been obtained) and do not contravene the terms of Borrower's Organic Documents or violate or cause a default under any Applicable Law or Material Contract (except, solely with regards to Material Contracts, as could not reasonably be expected to have a Material Adverse Effect).

Section 2.3    Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Loan Documents shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power, or remedy of the Lenders under the Loan Agreement or any of the other Loan Documents or (b) any Default or Event of Default. This Amendment shall constitute a Loan Document.

Section 2.4    Fees, Costs, and Expenses. Subject to and in accordance with Section 3.4 of the Loan Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery, and closing of this Amendment and all related documentation, including the fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

Section 2.5    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. This Amendment shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart.

Section 2.6    Effect; Ratification.

(a)    Except as specifically set forth above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document, nor constitute amendment of any provision of the Loan Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(c)    Borrower acknowledge and agree that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and the Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Loan Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

Section 2.7    Reaffirmation. Borrower hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

Section 2.8    No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

Section 2.9    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

AK STEEL CORPORATION

By:     /s/ David E. Westcott
Name:    David E. Westcott
Title:    Treasurer

BANK OF AMERICA, N.A.,
as Agent and a Lender

By:      /s/ Brian Conole
Name:      Brian Conole
Title:     Senior Vice President

[Signature Page to First Amendment to Loan and Security Agreement]

JPMorgan Chase Bank, N.A.,
as a Lender

By:      /s/ Christopher Tran
Name:      Christopher Tran
Title:     Vice President

[Signature Page to First Amendment to Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender

By:      /s/ Michael P. Henry
Name:      Michael P. Henry
Title:     Vice President

[Signature Page to First Amendment to Loan and Security Agreement]

ACKNOWLEDGEMENT AND REAFFIRMATION
The undersigned (i) hereby acknowledges each of the terms of the attached First Amendment to Loan and Security Agreement, (ii) acknowledges, ratifies and confirms all obligations and undertakings under the Guaranty and the related Loan Documents and agrees that all of its obligations and undertakings thereunder shall remain in full force and effect in accordance with the terms thereof after giving effect to the attached First Amendment to Loan and Security Agreement and (iii) acknowledges and agrees that all references to the Loan Agreement in the Guaranty and the other Loan Documents of the undersigned shall mean and include the Loan Agreement, as modified by the attached First Amendment to Loan and Security Agreement.

AK STEEL HOLDING CORPORATION, a Delaware corporation, as a Guarantor By: /s/ David E. Westcott Name: /s/ David E. Westcott Title: Treasurer